UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2021 (October 27, 2021)
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HOLLY ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-32225		20-0833098
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300	Dallas	Texas	75201
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Limited Partner Units	HEP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 27, 2021, Mark Cunningham, Senior Vice President, Operations and Engineering of Holly Logistic Services, L.L.C. (the “Company”), notified the Board of Directors of the Company (the “Board”) that he will retire from all officer positions and as an employee at the Company and its subsidiaries effective February 18, 2022. Mr. Cunningham’s responsibilities will be transferred to four different individuals at the Company, effective January 1, 2022, rather than replacing his role with a single individual.

To assist with the transition of his responsibilities, Mr. Cunningham has agreed to serve as a consultant to the Company and its subsidiaries for a 12 month period following his retirement. The terms of this consulting arrangement are included in a consulting agreement entered into between the Company and Mr. Cunningham on October 28, 2021, which will become effective as of February 19, 2022 (the “Agreement”). The Agreement is intended to continue through February 19, 2023 but can be terminated by the Company for cause at any time or by either party with thirty days’ notice. Pursuant to the Agreement, Mr. Cunningham will receive a payment of $50,000 per calendar month to provide up to 40 hours per month of services to the Company and its subsidiaries. The Agreement also includes an obligation for Mr. Cunningham to keep information about the Company and its subsidiaries obtained during his time as a consultant confidential. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

The Company is the general partner of the general partner of Holly Energy Partners, L.P. and a wholly-owned subsidiary of HollyFrontier Corporation.

Item 7.01. Regulation FD Disclosure.
On October 29, 2021, the Company issued a press release announcing Mr. Cunningham’s retirement. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information furnished with this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1    Consulting Agreement between Holly Logistic Services, L.L.C. and Mark Cunningham, effective    February 19, 2022.

99.1     Press release dated October 29, 2021.*

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

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* Furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP LOGISTICS HOLDINGS, L.P., its General Partner

By:	HOLLY LOGISTIC SERVICES, L.L.C., its General Partner

By:	/s/ Vaishali S. Bhatia
Name:	Vaishali S. Bhatia
Title:	Senior Vice President and General Counsel

Date: October 29, 2021